UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                 CityplaceWASHINGTON, StateD.C. PostalCode20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 31, 2008


                             AMERIGO ENERGY, INC.
	     ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware                   000-09047        20-3454263
	       --------                   ---------        ----------
      (State or other jurisdiction       (Commission      (IRS Employer
            of incorporation)            File Number)  Identification No.)

       		   2580 Anthem Village Rd., Henderson, NV 89052
       		--------------------------------------------------
       		(Address of principal executive offices)(Zip Code)


	Registrant's telephone number, including area code: 702-399-9777
							    ------------

                                 Not Applicable
			         --------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the  Securities  Act  (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))


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                 CONTROL NUMBER.



SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 31, 2008, Amerigo Energy, Inc. (the "Registrant") entered into a Reorganization pursuant to Reorganization Agreement dated as of October 31, 2008 (the "Reorganization Agreement"). In the Reorganization, Granite Energy, Inc. transferred to the Registrant substantially all of its assets and operations, including its subsidiary, Amerigo, Inc. and its controlling interest in GreenStart, Inc. in exchange for 10,000,000 restricted shares of Common Stock of the Registrant (the "Amerigo Energy Stock").

The Reorganization was approved by the consent of a majority of the holders of Common Stock of Granite. Completion of the Reorganization is subject to certain conditions, including the approval of the United States Securities and Exchange Commission to the distribution of the Amerigo Energy Stock to the Granite stockholders.

Under the terms of the Reorganization Agreement, the shareholders of Granite will be entitled to receive after the reorganization is completed, a distribution of 10,000,000 shares of the Registrant post-split shares of Common Stock. As of the Closing Date (subsequent to the reverse stock split and issuance of all shares of Common Stock at the Closing), the Registrant will have a total of 10,742,528 post-split shares of Common Stock issued and outstanding and no shares of preferred stock issued and outstanding.

A copy of the Reorganization Agreement is attached hereto as Exhibit 10-1.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Resignation of Directors and Officer

On October 31, 2008, as part of the Reorganization, Lawrence S. Schroeder resigned as Chief Executive Officer and Chief Financial Officer of the Company. Mr. Schroeder's resignation was not a result from any disagreement with the Registrant or management.

Appointment of Officers

BRUCE LYBBERT

On October 31, 2008 concurrent with Mr. Schroeder's resignation, Mr. Lybbert was appointed Chief Executive Officer and Director of the Company.

Mr. Lybbert is actively involved in oil and gas operations, strategic planning, financial management and investor relations. A seasoned veteran of the brokerage industry and Wall Street, Mr. Lybbert co-founded Tel America Long Distance in 1982, growing it into a successful communications giant which became the largest regional long distance carrier in the western United States. Mr. Lybbert believes that America's domestic oil industry, long stagnant due to inexpensive foreign oil, now represents a similar opportunity. Mr. Lybbert joined Granite in 2006. Mr. Lybbert holds a B.A. in finance and marketing from Weber State University and pursued post-graduate studies in finance at New York University. Mr. Lybbert served as chairman of the Board of Directors of Granite since August 2006.

Election of New Directors

On October 31, 2008, the board of directors elected Jason F. Griffith and S. Matthew Schultz to replace resigning members of the Company's Board of Directors

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT		EXHIBIT TITLE
NUMBER		OF DESCRIPTION
------		--------------
10-1            REORGANIZATION AGREEMENT DATED OCTOBER 31, 2008 BETWEEN AMERIGO
		ENERGY, INC. AND GRANITE ENERGY, INC.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGO ENERGY, INC.


By: /s/ Bruce Lybbert
---------------------
Bruce Lybbert, CEO
Date: November 12, 2008